INCOME TAXES (Tables)	12 Months Ended
Aug. 31, 2013
Income Taxes Tables
Schedule of Reconciliation of Federal Income Tax
The following table sets forth a reconciliation of the federal income tax for the years ended August 31, 2013 and 2012:

	2013	2012

Loss before income taxes	$(3,689,862)	$(14,374,600)

Income tax benefit computed at statutory rates	$(1,254,553)	$(4,887,364)
Increase in valuation allowance	1,282,989	3,701,883
Non-deductible stock compensation	128,054	1,136,237
Permanent differences, nondeductible expenses	1,379	4,771
Other	(157,869)	44,473
Tax benefit	$-	$-

Schedule of Deferred Tax Assets and Liabilities
Significant components of our deferred tax asset at August 31, 2013 and 2012 are as follows:

Deferred tax assets (liability)	2013	2012
Net operating loss carryfowards	$2,948,178	$2,248,448
Stock compensation	1,264,291	1,136,237
Assets, exploration cost, depreciation and amortization	3,299,156	2,843,950
Less: valuation allowance	(7,511,624)	(6,228,635)

Net deferred tax assets	$-	$-